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                                                                  EX 99.906 CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Nicholas D. Gerber, President and Treasurer of Ameristock Mutual Fund, Inc. (the "Registrant"), hereby certify that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/Nicholas D. Gerber
       ----------------------------
       Nicholas D. Gerber
       President and Treasurer

Dated: September 5, 2003

A signed original of this written statement required by Section 906 has been provided to Ameristock Mutual Fund, Inc. and will be retained by Ameristock Mutual Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.